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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)          February 6, 2001
                                                --------------------------------

                               F.N.B. Corporation
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             (Exact name of registrant as specified in its charter)


Georgia                               0-8144                    25-1255406
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)

One F.N.B. Boulevard, Hermitage, Pennsylvania                              16148
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code                (724) 981-6000
                                                  ------------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On January 17, 2001, the Registrant issued a press release reporting the Registrant's earnings for the fourth quarter of 2000 and for the year ended December 31, 2000. A copy of the Registrant's press release is filed as an exhibit to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

              The following exhibit is filed with this report:

              Exhibit No.           Description
              -----------           -----------

              99.1                  Press release dated January 17, 2001


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  F.N.B. CORPORATION



                                  By:/s/ John D. Waters
                                     -------------------------------------------
                                     John D. Waters
                                     Vice President and Chief Financial Officer

Dated:  February 6, 2001


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                                  EXHIBIT INDEX




    EXHIBIT NO.      DESCRIPTION OF EXHIBIT
    -----------      ----------------------

      99.1           Press release dated January 17, 2001